[LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]

January 16, 2009

VIA EDGAR AND HAND DELIVERY
United States Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, D.C. 20549

Attention: Pamela A. Long

Re:          Pzena Investment Management, Inc.; Amendment No. 1

                to Registration Statement on Form S-3 (No. 333-155354)

Dear Ms. Long:

On behalf of our client, Pzena Investment Management, Inc. (the “Company”), we are (i) filing Amendment No. 2 (“Amendment No. 2”) to the Registration Statement on Form S-3 (No. 333-155354) originally filed by the Company with the Securities and Exchange Commission (the “Commission”) on November 13, 2008, as amended by Amendment No. 1 thereto on December 17, 2008 (the “Registration Statement”), and (ii) responding to the comments of the staff (the “Staff”) of the Commission contained in your letter, dated December 8, 2008 (the “Comment Letter”) with respect to the Amendment No. 1, the Company’s Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”), and the Company’s Form 10-Q for the quarter ended September 30, 2008 (the “Q3 2008 Form 10-Q”).

Certain of the Staff’s comments request explanation of, or revisions to, various disclosures provided in the Registration Statement, the 2007 Form 10-K or the Q3 2008 Form 10-Q.  The Company has provided its responses to these comments to us.  These responses are set forth below. For the convenience of the Staff, each of the comments from the Comment Letter is restated in bold italics prior to the Company’s response.

S-3

Where You Can Find More Information, page 7

1.                                      Although you indicate that you added 001-33761 as Pzena’s Commission File number under the Exchange Act in response to prior comment 3, you added 000-33761 as Pzena’s Commission file number under the Exchange Act.  Please revise.

The Company has revised page 7 of the prospectus included in Amendment No.2 to state that the Company’s Commission File No. is 001-33761.

Exhibit 23.1

2.                                      As indicated on page 7, we note that your annual report on Form 10-K for the year ended December 31, 2007 has been incorporated by reference.  However the report dates referred to in this consent are not consistent with the report date included in your Form 10-K.  Please arrange with your accounting firm to revise as necessary.

Ernst & Young LLP has revised the date of its consent, which is included as Exhibit 23.1 to Amendment No. 2.

2007 10-K

General

3.                                      Where a comment below requests additional disclosures or other revisions to be made, please show us in your supplemental response what the revisions will look like. These revisions should be included in your future filings, including your interim filings.

In response to the Staff’s comments that call for additional or revised disclosure, the Company has provided the form of disclosure (based on information pertaining to the year ended December 31, 2007) that it will include in its Annual Report on Form 10-K for the year ending December 31, 2008 (the “2008 Form 10-K”) and its Annual Reports on Form 10-K for subsequent years (together with the 2008 Form 10-K, the “Future Form 10-Ks”) to the extent that the comment applies to the Company’s financial statements and related matters in such annual periods.  The Company will also provide similar disclosure in its future Quarterly Reports on Form 10-Q (the “Future Form 10-Qs”, and together with the Future Form 10-Ks, the “Future Exchange Act Reports”) to the extent that the comment applies to the Company’s financial statements and related matters in such interim periods.

Management’s Discussion and Analysis, Operating Results, Assets Under Management and Flows, page 45

4.                                      We note your response to prior comment 9. You believe that only the net flows in Assets Under Management or AUM are relevant since your fees do not vary based on the volume of AUM inflows versus AUM outflows within any time period. Given the importance of AUM to your operating results, we continue to believe that readers should also be able to identify any trends depicted by each category of cash inflows and outflows and correspondingly understand the reasons for increases and decreases in AUM.  In this regard, we note that trends depicted by gross cash inflows and outflows may be obscured by a net presentation.  Please revise.

We note the Staff’s comment above.  However, the Company respectfully disagrees that disclosing gross inflows and outflows of AUM, in addition to net flows of AUM, would shed light on the factors causing the net changes in AUM and the corresponding changes in the Company’s asset management revenue.  The timing of decision making of the Company’s institutional and mutual fund investors would make the gross data unhelpful and potentially misleading.  Institutional decision making on asset allocation is typically a multi-year process.  Even rebalancing decisions tend to be made no more frequently than annually by institutions because they tend to be aware of the randomness of short-term results.  Furthermore, for institutional asset management in particular, the account size is relatively large and the number of accounts are relatively small.  Thus, when a client makes a contribution or a withdrawal, the size can be quite large and the timing can be random.  It is more likely not indicative of a trend in the business, but just a random event, and discerning trends from such information could be misleading.  By presenting this data, the market would infer a higher level of significance than the Company believes is warranted.

The Company also believes that the gross data would be distracting and potentially misleading because it would give undue prominence to gross flows that in many periods do not result in similarly significant net changes in the Company’s AUM or corresponding asset management revenue.  For example, if the Company experiences a high volume of redemptions by existing clients, but they are largely or entirely offset by a high volume of investment of new assets by new or existing clients, the gross amount of client redemptions could nonetheless convey the impression that the Company’s business prospects have been weakened.  Likewise, wide fluctuations in the level of redemptions or contributions from one reporting period to the next could make the Company’s asset management performance appear uneven, even when these redemptions or contributions are largely or entirely offset by other asset inflows or outflows, respectively.  A gross presentation also would overstate the significance of significant inflows that are offset by equally significant outflows in the same reporting period.

Further, as noted above, the high volume of gross AUM inflows and outflows that the Company experiences due to the types of assets under its management, i.e., institutional client accounts and mutual fund assets (through the Company’s sub-advisory relationships), do not necessarily indicate trends in the net changes in the Company’s AUM.  Such high volumes of inflows and outflows are characteristic of these types of  AUM.  For instance, the Company may experience large one-time inflows or outflows of AUM due to large institutional client account openings or redemptions, respectively.  In a gross presentation, the significant size of these one-time institutional AUM flows would seem to indicate a trend in the Company’s AUM, despite frequent, similarly significant opposite flows in the same reporting period.  The Company strongly believes that a net presentation is more appropriately reflective of the true trends in its business in each period.  Also, mutual funds, which represent approximately 40% of the Company’s AUM as of December 31, 2008, turn over quite frequently, thereby typically experiencing a high level of both contributions and redemptions of assets.  Disclosure of such large gross mutual fund asset flows could distract from the presentation of the net flows, which may be quite modest compared to the gross volume of the turnover.

When preparing the disclosure for the Company’s registration statement relating to its initial public offering, the Company decided to disclose the net changes in its AUM, after careful consideration of what information would be relevant to an investor’s understanding of trends in the Company’s resulting asset management revenue, and after assessing the AUM flow disclosures of comparable publicly-held asset managers. Since the Company’s initial public offering in October 2007, the Company has consistently disclosed changes in its AUM on a net basis and believes its investors have grown accustomed to, and are comfortable with, this disclosure.  Also, the Company notes that its presentation of net changes in AUM is consistent with the disclosure practice of many other publicly-held asset managers with a similar mix of AUM, i.e., institutional clients and mutual funds.  These asset managers include BlackRock, Inc., Legg Mason, Inc., Calamos Asset Management, Inc., T. Rowe Price Group, Inc., Affiliated Managers Group, Inc., GAMCO Investors, Inc., Boston Private Financial Holdings, Inc., and Och-Ziff Capital Management Group LLC.

In sum, the Company believes that disclosing the net changes in AUM is the appropriate measure on which to evaluate its performance.  As described above, an unconsolidated presentation of changes in AUM would distract readers from this relevant disclosure.  Disclosure of significant gross outflows or inflows that are offset by opposing flows may be misleading due to the risk that they may not be viewed in context of the net change in the Company’s AUM.  The Company will continue, in accordance with the requirements of Item 303(a)(3) of Regulation S-K, to discuss the impact of known trends on the Company’s financial results in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the applicable Future Exchange Act Reports.

5.                                      We note your response to prior comment 10.  Given the current economic environment and that certain sectors may be more impacted by the current economic environment, it is unclear how you determined that a breakdown of investments by sectors such as real estate, banking, or consumer products as of each balance sheet date would not also be beneficial.  We also believe that this disclosure should be supplemented by additional discussion in MD&A that provides a detailed analysis of both changes in AUM by sector and changes in fund performance by sector for each period presented.  Please revise or further advise.

We note the Staff’s comment above.  However, the Company respectfully disagrees that disclosing the sectors in which the Company’s investment strategies invest their AUM would further an investor’s understanding of the Company’s changes in AUM and fund performance, and the Company’s corresponding revenue from asset management and incentive management fees.  In pursuing its value-oriented investment strategy, the Company’s primary focus is finding investment opportunities in companies that are undervalued, irrespective of the sector in which these companies operate.  The Company generally does not invest by sector, or target sectors for investment, but rather focuses on constructing portfolios of the cheapest stocks, regardless of sector.  Presenting AUM data on a sector level would be short-term oriented and would run counter to the Company’s fundamental  approach to investing and managing client assets.  Further, the Company does not believe that institutional investors in its strategies would evaluate its investment capabilities based on near-term sector allocations.  Nearly all of the Company’s investment strategies invest across a wide variety of sectors.  While the majority of the Company’s investment strategies have sector constraints, some of the Company’s investment strategies do not have any sector constraints  In addition, the investment strategies that do have sector constraints do not always have the same sector constraints.  Given the Company’s investment approach, there will be many times when one strategy or group of strategies will be overweight a sector, while another strategy or group of strategies will be underweight the same sector (as is currently the case).  Since the fees on the Company’s products vary, the impact of these weightings is different depending on the product.  Additionally, in all cases, the sector weights will vary from investment strategy to investment strategy, in some cases considerably, as well as varying somewhat from client to client within an investment strategy.  As a result, the Company respectfully submits that disclosure of the breakdown, across all of its investment strategies, of its investments of AUM in various sectors could be confusing and potentially misleading.  The Company believes that its approach is consistent with comparable asset managers’ Exchange Act disclosure practices. The Company notes that it is not aware of any other comparable asset managers that report this information in their filings made under the Securities Act or Exchange Act.

Similarly, the Company does not believe a detailed analysis of changes in AUM by sector is appropriate because it could lead investors to erroneously believe that the Company’s investment process is dictated by such sector allocations.  In the same manner, the Company does not believe a detailed analysis of changes in fund performance by sector is appropriate because the Company does not track or present this information on an aggregated basis. It is not practical to track the performance of the Company’s funds on an aggregated basis by sector, and even if the Company did, it would not facilitate an investor’s understanding of the Company’s performance given the variation in investment strategies described above.  Additionally, the Company does not use this information in managing its investment strategies.  The Company believes that its approach is consistent with comparable asset managers’ Exchange Act disclosure practices.

The Company will continue, in accordance with the requirements of Item 303(a)(3) of Regulation S-K, to discuss the impact of known trends on the Company’s financial results in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the applicable Future Exchange Act Reports.

6.                                      We note your response to prior comment 12. In a similar manner to your response, please disclose how you calculate the value of your AUM.

                                                The Company will provide the requested disclosure in the Future Exchange Act Reports, as applicable.

Note 2 — Significant Accounting Policies, Basis of Presentation, page F-15

7.                                      We note your response to prior comment 15.  In a similar manner to your response, please disclose the specific factors that led you to determine that you exercise control over Pzena International Value Service, Pzena Global Value Service and Pzena Emerging Markets Value Service pursuant to EITF 04-5.  You state that subsequent to December 31, 2007 the operating company replaced Messrs. Pzena and Krishna as the managing member of over Pzena International Value Service and Pzena Global Value Service. Please further disclose how you determined that you exercised control from January 1, 2006 through December 31, 2007 over these two entities during which time the operating company was not the managing member of these two entities.

The Company will include disclosure provided in its response to the Staff’s prior comment 15 in the Future Exchange Act Reports, as applicable.

8.                                      We note your response to prior comment 16. Please address the following:

•                  Provide a similar rollforward of your non-controlling interest balance sheet item from December 31, 2007 to September 30, 2008.

The Company has provided the requested rollforward below.

(in thousands)

Non-Controlling Interests of Consolidated Subsidiaries at December 31, 2007	$16,355
Contributions from Non-Controlling Interests in Consolidated Subsidiaries	7,082
Distributions to Non-Controlling Interests in Consolidated Subsidiaries	(1,179)
Non-Controlling Interest in Loss of Consolidated Subsidiaries	(6,097)
Non-Controlling Interests of Consolidated Subsidiaries at September 30, 2008	$16,161

•                  You refer to EITF 95-7 in your accounting of non-controlling interests. Please tell us what consideration you gave to this guidance in determining the non-controlling interest amount to be recorded on your statements of operations in regards to Pzena Investment Management, LLC.  Specifically, we note that the EITF states that “The Task Force reached a consensus that while the minority interest balance is negative, the minority interest charge in the REIT’s consolidated income statement should be the greater of (1) the minority interest holder’s share of the operating partnership’s earnings for the year (if any) or (2) the amount of distributions to the minority interest holder during the year.”  For the year ended December 31, 2007, your statement of operations reflected Pzena Investment Management LLC’s non-controlling interests of $12,481 rather than the greater amount distributed to members of $12,784.  Please advise.

The Company acknowledges the guidance in EITF 95-7.  The Company should have recorded a debit to its income statement for non-controlling interest distributions in excess of attributable earnings instead of additional paid-in capital in 2007.  Pursuant to the first consensus in EITF 95-7, the Company would have further booked an identical reversing credit to non-controlling interest in the first quarter of 2008 due to the fact that the earnings attributable to the non-controlling interest were in excess of the amount debited in 2007.  As of and subsequent to March 31, 2008, the Company’s additional paid-in capital and retained earnings balances are identical to what they would have been had the guidance of EITF 95-7 been applied historically.

The Company has performed a SAB 99 analysis to assess the materiality of this misstatement on its results of operations and financial position for 2007 and 2008. Due to the Company’s Up-REIT-like structure, it believes that the appropriate way to begin an assessment of materiality on its financial statements is by using net income on a fully-diluted basis.  This basis assumes that all of the membership units of the Company’s operating company are converted into shares of Class A common stock of the Company and the resulting change to the Company’s net income associated with its increased interest in the operating company is taxed at the Company’s effective rate.  The Company believes, based on its experience, that its investors also view the Company’s fully-diluted results as most representative of its consolidated operations.  The Company itself holds no assets and generates no income apart from its investment in its operating company.  Analysts model, and, more importantly, value the Company based on its fully-diluted results.  The Company notes that its view of its fully-diluted results (showing the net income of the combined ownership of the Company’s public stockholders and the members of its operating company) is broadly consistent with the views set forth in FAS 160.  In this statement, the FASB notes

“...before this statement was issued, net income attributable to the non-controlling interest generally was presented as an expense to arrive at consolidated net income in the consolidated financial statements.  The Board decided that that practice was inappropriate.  Both the parent and the non-controlling interest have an ownership interest in the consolidated group.  As such the non-controlling interest is of the same nature and should be presented the same way in the consolidated income statement.  Therefore, the Board concluded that revenue, expenses, gains, losses and net income should be reported in the consolidated income statement at consolidated amounts, and, therefore, should include amounts attributable to both the parent and the non-controlling interest.”

For the year ended December 31, 2007, the Company’s fully diluted net income was approximately $7.8 million and represented the results of its operations subsequent to October 25, 2007.

The table below outlines the size of the misstatement relative to the impacted line items in its financial statements for the fourth quarter of 2007 (in thousands):

	Amount	As a percent
Line Item – Operations
Non-controlling interest	$15,912	1.9%
Fully-diluted net income	7,765	3.9%

Line Item – Balance Sheet
Non-controlling interest	16,355	0.0%
Total equity	(1,921)	0.0%

The table below outlines the size of the misstatement relative to the impacted line items in its financial statements for the first quarter of 2008 (in thousands):

	Amount	As a percent
Line Item – Operations
Non-controlling interest	$11,577	2.6%
Fully-diluted net income	8,597	3.5%

Line Item – Balance Sheet
Non-controlling interest	20,208	0.0%
Total equity	5,129	0.0%

In addition to the quantitative analysis above, the Company also examined the qualitative implications of the misstatement.  The Company does not believe that the misstatement alters the total mix of information available to its investors.  The misstatement does not mask a change in its operating earnings or other trends, nor does it affect its compliance with any loan or other regulatory requirements in any way.  The Company believes that this misstatement would not alter the total information mix or mask underlying trends in its business.  Based on the quantitative and qualitative factors noted in its analysis, the Company concluded that the misstatement was not material for either period.

SEPTEMBER 30, 2008 10-Q

General

9.                                      Please address the above comments in your interim filings as well.

The Company will address comments 4 through 8 above in the Future Form 10-Qs, as applicable.

Note 2 – Significant Accounting Policies, Investment in Securities, page 10

10.                               We note your response to prior comment 22. In a similar manner to your response, please describe the nature of the investments held. Given the current economic environment and that certain sectors may be more impacted by the current economic environment, please also expand your disclosures to disclose the sectors in which these investments are. Please also discuss changes in these investment balances in MD&A.

The Company will provide a form of the disclosure included in its response to the Staff’s prior comment 22 in the Future Exchange Act Reports, as applicable. With respect to the Staff’s request for additional disclosure regarding the sectors in which the Company’s investments in marketable securities are made, please refer to the Company’s response to the Staff’s comment no. 4 above.

Management’s Discussion and Analysis, Operating Results, page 34

11.                               We note your response to prior comment 24. In a similar manner to your response, please disclose the nature of the positive and negative evidence that you considered, how that evidence was weighted, and how that evidence led you to determine that it was appropriate to record a valuation allowance pursuant to paragraphs 17 through 25 of SFAS 109. You should disclose the significant estimates and assumptions used in your analysis as well as the underlying business reasons that gave rise to the allowance.  Please also disclose how you determined the amount of the valuation allowance, including how you determined that it was appropriate to limit your projections to three years.

The Company will provide a form of the disclosure included in its response to the Staff’s prior comment 22 in the Future Exchange Act Reports, as applicable.

We thank you for your prompt attention to this letter responding to the Comment Letter and look forward to hearing from you at your earliest convenience. Please direct any questions concerning this response to the undersigned at (212) 735-4112.

Very truly yours,

/s/ Richard B. Aftanas
Richard B. Aftanas, Esq.

cc:	Wayne A. Palladino
Ralph Arditi, Esq.